SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           FORM 8-K/A Amendment No. 1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  August 26, 2004



                        CBL & ASSOCIATES PROPERTIES, INC.
                 -----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        1-12494                62-154718
       -------------                  --------------          ---------------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
       Incorporation) Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
           ----------------------------------------------------------
           (Address of principal executive office, including zip code)

                                 (423) 855-0001
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                 --------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 8.01 Other Events

CBL & Associates Properties, Inc. (the "Company") is filing this Amendment No. 1 to our Current Report on Form 8-K filed on August 30, 2004, for the sole purpose of revising the report of independent registered public accounting firm (located on page 26 of that Form 8-K) to correct a typographical error by deleting the last sentence of the third paragraph of the report. The sentence "Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein." should not have been included in the report.

ITEM 9.01 Exhibits

Exhibit
Number            Description

23.1              Consent of Deloitte & Touche LLP

99.1              Report of Independent Registered Public Accounting Firm



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        CBL & ASSOCIATES PROPERTIES, INC.


                                 /s/ John N. Foy
                   ---------------------------------------------
                                   John N. Foy

                                 Vice Chairman,
                      Chief Financial Officer and Treasurer
                     (Authorized Officer of the Registrant,
                         Principal Financial Officer and
                          Principal Accounting Officer)




Date:  September 13, 2004




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                                           Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statements Nos. 333-73376, 333-04295, 333-41768, and 333-88914 on Form S-8 and Registration
Statements Nos. 033-92218, 333-47041, 333-90395, 333-62830, 333-97831,
333-104882 and 333-108947 on Form S-3 of CBL & Associates Properties, Inc. of our report dated February 27, 2004, except for Notes 3, 4, 9, 12 and 13 as to which the date is August 20, 2004, (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the impact of the adoption of Statement of Financial Accounting Standards No. 144), appearing in this Current Report on Form 8-K/A of CBL & Associates Properties, Inc.



/s/ DELOITTE & TOUCHE LLP


Atlanta, Georgia
September 10, 2004


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                                           Exhibit 99.1


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To CBL & Associates Properties, Inc.:

We have audited the accompanying consolidated balance sheets of CBL & Associates Properties, Inc. (a Delaware corporation) and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CBL & Associates Properties, Inc. and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 4 to the financial statements, in 2002, the Company changed its method of accounting for discontinued operations to conform to Statement of Financial Accounting Standards No. 144.


/s/ DELOITTE & TOUCHE LLP

Atlanta, Georgia
February 27, 2004, except for Notes 3, 4, 9, 12 and 13, as to which the date is August 20, 2004



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